UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2009
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE	41-0255900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     U.S. Bancorp, a Delaware corporation (the “Company”), and USB Capital XIII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on December 10, 2009 the public offering of $500,000,000 aggregate principal amount of the Trust’s 6.625% Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated December 7, 2009, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and U.S. Bancorp Investments, Inc. (collectively, the “Underwriters”), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 7, 2009). The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and Wilmington Trust Company, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.625% junior subordinated debentures (the “Debentures”), due 2039, issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated April 28, 2005, as supplemented by the First Supplemental Indenture dated August 3, 2005, as supplemented by the Second Supplemental Indenture dated December 29, 2005, as supplemented by the Third Supplemental Indenture dated March 17, 2006, as supplemented by the Fourth Supplemental Indenture dated April 12, 2006, as supplemented by the Fifth Supplemental Indenture dated August 30, 2006, as supplemented by the Sixth Supplemental Indenture dated February 1, 2007 and as supplemented by the Seventh Supplemental Indenture dated as of December 10, 2009 between the Company and Wilmington Trust Company, as successor trustee to Delaware Trust Company, National Association, as Debenture Trustee. The Capital Securities, the Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, as thereby amended (File No. 333-150298) (the “Registration Statement”).
     This report is also being filed for the purpose of filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated December 7, 2009, among U.S. Bancorp, the Trust and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and U.S. Bancorp Investments, Inc.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 7, 2009).

4.1	Seventh Supplemental Indenture dated as of December 10, 2009, between U.S. Bancorp and Wilmington Trust Company, as successor trustee (Annexes B and C to the Seventh Supplemental Indenture are set forth in Exhibits 4.4 and 4.5, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen 6.625% Junior Subordinated Debentures, due 2039 (included as part of Exhibit 4.1).

4.4	Amended and Restated Trust Agreement dated as of December 10, 2009 among U.S. Bancorp, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated as of December 10, 2009 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 8.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
Date: December 10, 2009	By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated December 7, 2009, among U.S. Bancorp, the Trust and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and U.S. Bancorp Investments, Inc.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (December 7, 2009).

4.1	Seventh Supplemental Indenture dated as of December 10, 2009, between U.S. Bancorp and Wilmington Trust Company, as successor trustee (Annexes B and C to the Seventh Supplemental Indenture are set forth in Exhibits 4.4 and 4.5, respectively).

4.2	Specimen Capital Security Certificate (included as part of Exhibit 4.4).

4.3	Specimen 6.625% Junior Subordinated Debentures, due 2039 (included as part of Exhibit 4.1).

4.4	Amended and Restated Trust Agreement dated as of December 10, 2009 among U.S. Bancorp, Wilmington Trust Company, as Delaware Trustee and Property Trustee and the Administrative Trustees named therein.

4.5	Guarantee Agreement dated as of December 10, 2009 between U.S. Bancorp and Wilmington Trust Company, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 8.1).